MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated March 12, 2015 to the prospectus dated November 7, 2014 as supplemented November 7, 2014 for the following Series and Classes (the “Prospectus”):

Strategic Income Conservative Series – Class I and S

Strategic Income Moderate Series – Class I and S

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

This supplement addresses several changes to the series of the Fund in which the Strategic Income Conservative Series and Strategic Income Moderate Series of the Fund may invest.

1.	Effective March 1, 2015, the name of the Dividend Focus Series changed to the Disciplined Value Series. Accordingly, all references to the Dividend Focus Series in the Prospectus are hereby deleted and replaced with references to the Disciplined Value Series.

2.	Effective on or about May 1, 2015, the following changes will be made to Core Plus Bond Series:

■	The name of the Core Plus Bond Series will be changed to the Unconstrained Bond Series.

■

The investment goal of the Core Plus Bond Series will be changed to the following: The Series’ primary objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

■

The 80% investment policy of the Core Plus Bond Series will be changed to the following: The Series will invest, under normal circumstances, at least 80% of its net assets in bonds and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to bonds.

■

The principal investment strategies of the Core Plus Bond Series will change to, among other things, permit the Core Plus Bond Series to invest in preferred stocks and derivative instruments, including certain options, futures, forwards and swaps, and permit the Series to invest up to 50% (increased from 20%) of its assets in below investment grade securities (also referred to as “high yield bonds” or “junk bonds”) and invest up to 50% (increased from 20%) of its assets in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets.

Preferred stocks in which the Core Plus Bond Series may invest are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Core Plus Bond Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities, which is described in the Prospectus.

The Core Plus Bond Series’ use of options, futures, forwards and swaps will be subject to the risks associated with derivative investments, including market risk, liquidity risk, leverage risk and correlation risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Liquidity risk is described in the Prospectus. Leverage risk is the risk that a derivative transaction could increase the Core Plus Bond Series’ exposure to the market and magnify potential losses, while correlation risk is the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The Core Plus Bond Series’ use of forwards and swaps is also subject to the risk that the counterparty to the contract will default or otherwise become unable to honor its obligation to the Series.

High-yield securities risk and foreign investment risk are described in the Prospectus.

More information will be available in the Prospectus, which will be revised to reflect these enhancements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SI Supp March 2015